EXHIBIT 10.1

                                    AGREEMENT

         This Agreement ("Agreement") is made and entered into as of December 28, 2000, by and between ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, a federal savings association ("AFSL"); ASTORIA FINANCIAL CORPORATION, a Delaware corporation ("AFC"); the ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "AFSL Trust"), acting by and through its trustee, State Street Bank and Trust Company ("AFSL Trustee"); and THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN TRUST ("LISB Trust"), acting by and through its trustee, CG Trust Company ("LISB Trustee") (The AFSL Trust and the LISB Trust are hereinafter referred to individually as a "Trust" and collectively as the "Trusts", and the AFSL Trustee and the LISB Trustee are hereinafter referred to individually as a "Trustee" and collectively as the "Trustees").


                              PRELIMINARY STATEMENT

         AFSL adopted the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan ("AFSL ESOP") and the AFSL Trust on November 18, 1993, as a tax-qualified and tax-exempt plan and trust. AFC and the AFSL Trust entered into a Loan Agreement and related documents as of November 18, 1993 (as amended, the "Existing AFSL Loan Documents") pursuant to which AFC lent $33,029,425 to the AFSL Trust ("AFSL Loan") for the purpose of acquiring 2,642,354 shares (after giving effect to stock splits and stock dividends) of common stock, par value $.01 per share, of AFC ("AFC Common Stock"). The Long Island Savings Bank FSB ("LISB") adopted The Long Island Savings Bank FSB Employee Stock Ownership Plan ("LISB ESOP") and the LISB Trust on March 31, 1994, as a tax-qualified and tax-exempt plan and trust. Long Island Bancorp, Inc. ("LIB") and the LISB Trust entered into a Loan Agreement and related documents as of April 14, 1994 (as amended, the "Existing LISB Loan Documents") pursuant to which LIB lent $23,784,300 to the LISB Trust ("LISB Loan") for the purpose of acquiring 2,070,000 shares of common stock of LIB.

         Pursuant to an Agreement and Plan of Merger dated as of April 2, 1998 by and between AFC and LIB, as amended ("Merger Agreement"), LIB merged into AFC, LISB merged into AFSL, each share of common stock of LIB was converted into
1.15 shares AFC Common Stock, and AFSL became the sponsor of the LISB ESOP, all as of September 30, 1998. As of the date of this Agreement, AFSL maintains both the AFSL ESOP and the LISB ESOP. At January 1, 2000, the outstanding balance due on the AFSL Loan was $18,614,833.29 (the "Initial AFSL Principal Amount") and the number of shares of AFC Common Stock pledged as collateral security therefor was 1,269,161 (the "Initial AFSL Unallocated Shares"). At January 1, 2000, the outstanding balance due on the LISB Loan was $20,978,881.02 (the "Initial LISB Principal Amount") and the number of shares of AFC Common Stock pledged as collateral security therefor was 1,728,337 (the "Initial LISB Unallocated Shares"). In furtherance of the integration of the staff and operations of AFSL and LISB, and pursuant to the Merger Agreement, AFSL wishes to provide a uniform benefits program for all employees of the combined entity, including a single, tax-qualified employee stock ownership plan with an appropriate contribution and benefit structure based on a restructuring of the


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terms of the AFSL Loan and the LISB Loan.  AFSL is  willing  to provide  certain benefit enhancements for participants to secure the Trustees' consent to the loan restructuring.

         The Trustees, with the benefit of the advice of their counsel and independent financial advisors, have reviewed various proposals presented by AFSL and AFC and have negotiated with AFSL and AFC to establish terms and conditions for a loan restructuring that are mutually acceptable to the parties and considered by each Trustee to be in the interest of the participants in the AFSL ESOP and LISB ESOP and their respective beneficiaries to which such Trustee owes a fiduciary duty pursuant to the Employee Retirement Income Security Act of 1974, as amended.

         In consideration of the premises and the mutual covenants hereinafter set forth, AFC, AFSL and the Trustees have reached the following agreement.


                                    AGREEMENT


1.       Amended and Restated Loan Agreements.

         (a) As soon as practicable after the execution of this Agreement, and in any event prior to December 31, 2000, AFC and the AFSL Trust shall restructure the AFSL Loan by entering into an amended and restated loan agreement, substantially in the form attached hereto as Exhibit A (the "Amended AFSL Loan Documents"), to give effect to the following:

                  (i) The terms of the Amended AFSL Loan Documents will supersede the terms of the Existing AFSL Loan Documents, effective as of January 1, 2000.

                  (ii) The Initial AFSL Principal Amount, plus accrued interest from December 31, 1999 at the rate of 6.00% per annum, shall be repaid in 30 annual payments, due on the last business day of December for each calendar year in which the AFSL Loan is outstanding, beginning December 2000, and each such payment (the "Minimum Scheduled AFSL Payment") shall be equal to an amount which would result in the release of a number of shares of AFC Common Stock pledged as collateral security for the AFCL Loan as of the first day of the calendar year in which the payment is made (the "AFSL Unallocated Shares") equal to the product of (A) the number of AFSL Unallocated Shares and (B) the fraction specified in Column II:

            Column I           Column II

                              Fraction of
         Year of Payment    Collateral Released

              2000             1/30
              2001             1/29
              2002             1/28
              2003             1/27
              2004             1/26


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            Column I           Column II

                              Fraction of
         Year of Payment    Collateral Released

              2005             1/25
              2006             1/24
              2007             1/23
              2008             1/22
              2009             1/21
              2010             1/20
              2011             1/19
              2012             1/18
              2013             1/17
              2014             1/16
              2015             1/15
              2016             1/14
              2017             1/13
              2018             1/12
              2019             1/11
              2020             1/10
              2021             1/9
              2022             1/8
              2023             1/7
              2024             1/6
              2025             1/5
              2026             1/4
              2027             1/3
              2028             1/2
              2029             1






                  (iii) For each calendar year after 1999 during which the AFSL Loan is outstanding AFSL shall make a mandatory prepayment of all or part of the AFSL Loan (the "Mandatory AFSL Prepayment") if the aggregate Fair Market Value (as hereinafter defined) of the Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares allocated to participant accounts as a result of the Minimum Scheduled AFSL Payment and Minimum Scheduled LISB Payment (as hereinafter defined) and the Mandatory LISB Prepayment (as hereinafter defined) for such calendar year is less than an amount equal to 14% of the total compensation taken into account under the AFSL ESOP for the purpose of allocations of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares ("Minimum Annual Release Value"). The amount of the Mandatory AFSL Prepayment for any calendar year shall be equal to that amount of principal and/or interest which, when added to the




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          Minimum  Scheduled AFSL Payment and Minimum Scheduled LISB Payment and
          any Mandatory LISB Prepayment previously made or then being made for such calendar year, will result in the release for allocation to participant accounts of the lesser of (A) a number of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares with an aggregate Fair Market Value equal to the Minimum Annual Release Value or (B) the entire number of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares that are currently unallocated.

                  (iv) The number of the Initial AFSL Unallocated Shares to be released annually for allocation to the accounts of participating employees in accordance with the terms of the AFSL ESOP shall be determined in accordance with 26 C.F.R. ss.54.4975-7(b)(8)(i) (the "Minimum Scheduled AFSL Share Allocation").

                  (v) Any mandatory or optional prepayments shall be applied to reduce the outstanding principal balance.

                  (vi) Neither the AFSL Unallocated Shares nor the proceeds of sale thereof shall be used to make any payments due on the outstanding loan except as provided section 1(a)(vii) or in the event of a default in payment resulting from the failure of the trustee of the AFSL ESOP to use dividend income on AFSL Unallocated Shares or LISB Unallocated Shares and employer contributions made for purposes of debt service, in each case actually received by such trustee.

                  (vii) The entire outstanding principal amount of the outstanding loan shall become immediately due and payable in the event of a termination of the AFSL ESOP or a Change in Control (as defined in the Amended AFSL Loan Documents). In such event, neither the AFSL Unallocated Shares nor the proceeds of sales thereof shall be used to repay any portion of the outstanding loan except in the event of a Change in Control (as defined in the Amended AFSL Loan Documents) prior to January 1, 2010. In the event of a Change in Control (as defined in the Amended AFSL Loan Documents) prior to January 1, 2010, the maximum number of AFSL Unallocated Shares (or proceeds of the sale thereof) that may be used to repay the outstanding loan shall be equal to the total number of AFSL Baseline Shares for the year in question, determined with reference to the table set forth in section 3(b) of this Agreement.

         (b) As soon as practicable after the execution of this Agreement, and in any event prior to December 31, 2000, AFC and the LISB Trust shall restructure the LISB Loan by entering into an amended and restated loan agreement, substantially in the form attached hereto as Exhibit B (the "Amended LISB Loan Documents"), to give effect to the following:

                  (i) The terms of the Amended LISB Loan Documents will supersede the terms of the Existing LISB Loan Documents, effective as of January 1, 2000.

                  (ii) The Initial LISB Principal Amount, plus accrued interest from December 31, 1999 at the rate of 6.00% per annum, shall be repaid in 30 annual payments, due on the last business day of December for each calendar year in which the LISB Loan is outstanding, beginning December 2000, and each such payment (the "Minimum Scheduled LISB Payment") shall be equal to or greater than an


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



amount which would result in the release of a number of shares of AFC Common Stock pledged as collateral security for the LISB Loan as of the first day of the calendar year in which the payment is made (the "LISB Unallocated Shares") equal to the product of (A) the number of LISB Unallocated Shares and (B) the fraction specified in Column II

            Column I          Column II

                              Fraction of
        Year of Payment    Collateral Released

              2000             1/30
              2001             1/29
              2002             1/28
              2003             1/27
              2004             1/26
              2005             1/25
              2006             1/24
              2007             1/23
              2008             1/22
              2009             1/21
              2010             1/20
              2011             1/19
              2012             1/18
              2013             1/17
              2014             1/16
              2015             1/15
              2016             1/14
              2017             1/13
              2018             1/12
              2019             1/11
              2020             1/10
              2021             1/9
              2022             1/8
              2023             1/7
              2024             1/6
              2025             1/5
              2026             1/4
              2027             1/3
              2028             1/2
              2029             1







                                  Page 5 of 13

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                  (iii) For each  calendar year after 1999 during which the LISB
         Loan is outstanding AFSL shall make a mandatory prepayment of all or part of the LISB Loan (the "Mandatory LISB Prepayment") if the aggregate Fair Market Value (as hereinafter defined) of the Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares allocated to participant accounts as a result of the Minimum Scheduled AFSL
         Payment and Minimum  Scheduled  LISB  Payment  and the  Mandatory  AFSL
         Prepayment for such calendar year is less than the Minimum Annual Release Value. The amount of the Mandatory AFSL Prepayment for any calendar year shall be equal to that amount of principal and/or interest which, when added to the Minimum Scheduled AFSL Payment and Minimum Scheduled LISB Payment and any Mandatory AFSL Prepayment previously made or then being made for such calendar year, will result in the release for allocation to participant accounts of the lesser of
         (A) a number of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares with an aggregate Fair Market Value equal to the Minimum Annual Release Value or (B) the entire number Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares that are currently unallocated.

                  (iv) The number of the Initial LISB Unallocated Shares to be released annually for allocation to the accounts of participating employees in accordance with the terms of the AFSL ESOP shall be determined in accordance with 26 C.F.R. ss.54.4975-7(b)(8)(i) (the "Minimum Scheduled LISB Share Allocation").

                  (v) Any mandatory or optional prepayments shall be applied to reduce the outstanding principal balance.

                  (vi) Neither the AFSL Unallocated Shares nor the proceeds of sale thereof shall be used to make any payments due on the outstanding loan except as provided section 1(a)(vii) or in the event of a default in payment resulting from the failure of the trustee of the AFSL ESOP to use dividend income on AFSL Unallocated Shares or LISB Unallocated Shares and employer contributions made for purposes of debt service, in each case actually received by such trustee.

                  (vii) The entire outstanding principal amount of the outstanding loan shall become immediately due and payable in the event of a termination of the AFSL ESOP or a Change in Control (as defined in the Amended LISB Loan Documents). In such event, neither the LISB Unallocated Shares nor the proceeds of sales thereof shall be used to repay any portion of the outstanding loan except in the event of a Change in Control (as defined in the Amended LISB Loan Documents) prior to January 1, 2010. In the event of a Change in Control (as defined in the Amended LISB Loan Documents) prior to January 1, 2010, the maximum number of LISB Unallocated Shares (or proceeds of the sale thereof) that may be used to repay the outstanding loan shall be equal to the total number of LISB Baseline Shares for the year in question, determined with reference to the table set forth in section 3(b) of this Agreement.

                  (vi) The Minimum Scheduled LISB Payment and the Minimum LISB prepayment for calendar year 2000 shall be reduced to the extent
         necessary  to reflect   (A)  payments on the LISB Loan  pursuant to the
         terms of the Existing LISB Loan




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



          Documents during such year and (B) the value of allocations of LISB Unallocated Shares during such year to employees participating in the LISB ESOP.

         (c) AFC and AFSL may, in their sole and absolute discretion, direct that the transactions described in sections 1(a) and (b) be restructured as extensions of new loans by AFSL, the proceeds of which are required to be used to prepay in full the Trusts' indebtedness to AFC pursuant to the Existing AFSL Loan Documents and the Existing LISB Loan Documents.


2.       Merger of AFSL ESOP and LISB ESOP.
         ---------------------------------

         As soon as practicable following the execution of this Agreement, AFSL shall take such actions as are necessary to effect the merger of the LISB ESOP with and into the Astoria ESOP, effective no later than December 31, 2000 (the "ESOP Merger Effective Date"). Effective as of the ESOP Merger Effective Date, the LISB Trust shall be deemed to form, and shall be continued as, a part of the AFSL ESOP. Nothing in this Agreement shall be construed to require or preclude the continuation of the LISB Trust and AFSL Trust as separate trusts with separate trustees or their merger into a single trust with a single trustee. In the event of a merger of the AFSL Trust with the LISB Trust, AFC and AFSL shall have the right to require that the loans described section 1 of this Agreement be combined into a single loan and that all of the collateral given for either of such loan serve as collateral for the combined loan.


3.       Amendment of AFSL ESOP.
         ----------------------

         In consideration for the execution and delivery of this Agreement by the AFSL Trust and the LISB Trust and the performance of the Trusts' respective obligations hereunder, AFSL shall adopt an amendment to the AFSL ESOP as soon as practicable after the execution of this Agreement and in no event later than the ESOP Merger Effective Date, substantially in the form attached hereto as Exhibit C, to effect the following additional benefit enhancements and protections for the benefit of participants in the AFSL ESOP:

                  (a) On or before December 31, 2000: (i) AFSL shall cause the LISB Trustee and the AFSL Trustee to apply all dividends on AFC Common Stock held by them that have not previously been used to make loan payments on the AFSL Loan or the LISB Loan or allocated to participant accounts as investment income ("2000 Unallocated Dividends"): (A) to make Minimum Scheduled AFSL Payments and Minimum Scheduled LISB Payments, respectively; and (B) to make additional payments on the AFSL Loan and/or the LISB Loan if and to the extent necessary to satisfy section 4(c) of this Agreement for 2000; and (C) to the extent that the 2000 Unallocated Dividends exceed the aggregate of the Minimum Scheduled LISB Payment and the Minimum Scheduled AFSL Payment for 2000 and the amount applied to additional loan payments in accordance with section 4(a) of this Agreement, to the accounts of participants as additional investment income; and (ii) to the extent the dividends applied to participant accounts pursuant to clause (a)(i)(c) of this paragraph are less than one million dollars, AFSL shall make an additional contribution to participants' accounts equal to this deficit.




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



                  (b) On or before  December  31st of 2001,  2002,  2003,  2004,
         2005, 2006, 2007, 2008 and 2009, AFSL shall cause the accounts of participants in the AFSL ESOP to be credited with an aggregate amount (the "Pre-2010 Dividend Make-Whole Amount") equal to the product of (i) the aggregate dividends paid by AFC with respect to a Share of AFC Common Stock during such year, multiplied by (ii) the excess (if any) of the total number of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares that remain unallocated as of the first day of such year (the "Actual Unallocated Shares") over the total number of Initial AFSL Unallocated Shares and Initial LISB Unallocated Shares that would have been unallocated as of such date under the terms of the Existing AFSL Loan Documents and the Existing LISB Loan Documents (the "Baseline Shares"). The number of Baseline Shares for any such year shall be determined by reference to the following table:



 Year        Baseline Shares              Year         Baseline Shares

           Total     AFSL       LISB                Total     AFSL      LISB
 2001   2,757,166  1,048,266   1,708,900  2006    1,611,725    0      1,611,725
 2002   2,516,834    827,371   1,689,463  2007    1,592,288    0      1,592,288
 2003   2,276,502    606,476   1,670,026  2008    1,572,851    0      1,572,851
 2004   2,036,170    385,581   1,650,589  2009    1,553,414    0      1,553,414
 2005   1,755,838    164,686   1,591,152  2010 &          0    0      0
                                          later

         For calendar years 2010 through 2029, AFSL shall cause the accounts of participants in the AFSL ESOP to be credited with an amount, in cash, equal to the aggregate dividends paid by AFC with respect to the entire number of Actual Unallocated Shares (together with the Pre-2010 Dividend Make-Whole Amount, the "Dividend Make-Whole Amount"). The crediting of the Dividend Make-Whole Amount for any year shall be in the form of an allocation of dividends on Actual Unallocated Shares to participants' accounts as investment income, an additional employer contribution, or a combination thereof, as AFSL, in it sole and absolute discretion, may determine.

                  (c) For so long as the Amended AFSL Loan or the Amended LISB Loan remains outstanding, AFSL shall take such actions as are necessary to ensure that the Fair Market Value of the AFC Common Stock allocated to participants' accounts each year as a consequence of payments on the Amended AFSL Loan and the Amended LISB Loan is no less than the lesser of 14% of the aggregate "Cash Compensation" (as defined in the AFSL
         ESOP) of the "Active Participants" (as defined in the AFSL ESOP) for the year in question and 100% of the Fair Market Value of the entire number of Actual Unallocated Shares. Such actions may include, but are not limited to, making additional employer contributions to be used to make partial prepayments of principal on the AFSL Loan and/or the LISB Loan and using dividends received with respect to Actual Unallocated Shares to make partial prepayments of principal on the AFSL Loan and/or the LISB Loan. For purposes of this section 4(c), the "Fair Market Value" of a share of AFC Common Stock for any year shall be equal to the average of the closing sales prices for a share of AFC Common Stock on the Nasdaq Stock Market National Market System (or other principal national securities exchange on which AFC Common Stock is then listed or admitted to trading) on each of the last 20 trading days preceding December 1st of such year on which a sale of AFC Common Stock occurs, as reported in the New York City edition Wall Street Journal or such other reputable source of stock quotations as AFSL may select.

                  (d) For calendar years 2001,  2002,  2003,  2004,  2005, 2006,
         2007, 2008 and 2009, AFSL shall make a additional annual employer contribution to the AFSL ESOP of $1,200,000 in addition to the employer contributions (if any) under sections 4(a), (b) and (c) (the "Additional Contribution"). Such additional annual contribution for any year shall be reduced by the amount (if any) of the dividend income for such year with respect to Baseline Shares that is allocated to participants' accounts as investment income to the extent not in excess of payments made on the AFSL Loan and the LISB Loan for such year (the "Offsetting Dividends"). If the Astoria ESOP is terminated prior to December 31, 2009, AFSL shall, as of the date of termination of the ESOP, make an additional employer contribution in an amount equal to the excess of $10.8 million over the aggregate amount of Minimum Contributions and Offsetting Dividend Income made and allocated as of or prior to the date of termination. In no event shall the Additional Contributions be used to make payments on the AFSL Loan or the LISB Loan.

                  (e) To the extent that dividends paid by AFC with respect to Actual Unallocated Shares for any year are allocated to participants' accounts as investment income, such dividends shall not be available for current distribution to participants and shall instead be retained in each participant's account for subsequent distribution at the same time and in the same manner as the remainder of such participant's vested account balance.

                  (f) Neither the Actual Unallocated Shares nor the proceeds of the sale thereof shall be used to make payment of principal or interest on the AFSL Loan or the LISB Loan; provided, however, that (i) AFSL Unallocated Shares and the LISB Unallocated Shares or the proceeds of sale thereof shall be available to the lender in the event of a default in payment resulting from the failure of the trustee of the AFSL ESOP to use dividend income on AFSL Unallocated Shares or LISB Unallocated Shares and employer contributions made for purposes of debt service, in each case actually received by such trustee, if and to the extent provided under the Amended AFSL Loan Documents or the Amended LISB Loan Documents, as applicable; and (ii) in the event of a "Change in Control" (as defined in the AFSL ESOP) prior to January 1, 2010, the AFSL ESOP shall be terminated and the number of Baseline Shares for the year in which the termination occurs may be used, if and to the extent necessary, to prepay all or part of the AFSL Loan and the LISB Loan to facilitate the allocation of any Actual Unallocated Shares remaining after such prepayment to the accounts of participants as additional investment income. In the event of (i) a termination of the AFSL ESOP without a Change in Control prior to January 1, 2010 or (ii) any termination of the AFSL ESOP on or after January 1, 2010, any outstanding debt under the AFSL Loan and/or the LISB Loan shall be immediately forgiven and any AFSL Unallocated Shares and/or LISB Unallocated Shares or proceeds of the sale thereof allocated to AFSL ESOP participants.

                  (g) Dividend income on AFC Common Stock that is allocated to participants' accounts shall in no event be used to make principal or interest payments on the loans described in section 1 for any period beginning after December 31, 1999.

                  (h) The provisions included in the AFSL ESOP in satisfaction of this Agreement shall not be subject to amendment without the written consent of the LISB Trustee and the AFSL Trustee or their respective successor.


4.       Conditions of Effectiveness.

         (a) AFSL's and AFC's obligations under this Agreement shall be conditioned upon the following:

               (i) the AFSL Trust's and the LISB Trust's execution and delivery to AFSL and AFC, prior to December 31, 2000,of this Agreement;

               (ii) the AFSL Trust's and LISB Trust's execution and delivery to AFC, prior to December 31, 2000, of the Amended AFSL Loan Documents and the Amended LISB Loan Documents, respectively;

               (iii) receipt of written certification (A) from the AFSL Trustee, in form and substance satisfactory to AFSL and AFC, that such Trustee has received the opinion of its financial advisor, in form and substance satisfactory to such Trustee, substantially to the effect that: (I) the interest rate established by the Amended AFSL Loan Documents is not in excess of a reasonable rate; (II) the terms of the Amended AFSL Loan Documents are at least as favorable to the applicable Trust as would be the terms of a comparable loan resulting from arm's length negotiations between independent parties; and (III) the transactions described in this Agreement are fair to the AFSL ESOP and
         (B) from the LISB Trustee that it has been directed by United States Trust Company, in its capacity as investment manager to the LISB Trust, to execute this Agreement; and

               (iv) receipt from the AFSL Trustee and the LISB Trustee of evidence satisfactory to AFSL and AFC that the documents described in section 5(a)(i) and (ii) have been duly authorized and executed on behalf of the applicable Trust by all requisite action on the part of the applicable Trustee;

         (b) Each Trustee's obligations hereunder shall be conditioned on the following:

               (i) AFSL's and AFC's execution and delivery of this Agreement to such Trustee prior to December 31, 2000;

               (ii) AFC's execution and delivery to such Trustee prior to December 31, 2000 of the Amended AFSL Loan Documents or Amended LISB Loan Documents, as applicable;

               (iii) in the case of the LISB Trust, receipt of a direction by United States Trust Company, in its capacity as investment manager to the LISB Trust, to execute this Agreement, and in the case of the AFSL Trust, receipt from its financial advisor of an opinion, in form and substance satisfactory to it, substantially to the effect that: (A) the interest rate established by the Amended AFSL Loan Documents is not in excess of a reasonable rate; (B) the terms of the Amended AFSL Loan Documents are at least as favorable to the applicable Trust as would be the terms of a comparable loan resulting from arm's length negotiations between independent parties; and (C) the transactions described in this Agreement are fair to the AFSL ESOP.

         6. Changes in AFC Common Stock. In the event of any merger, consolidation, or other business reorganization in which shares of AFC Common Stock are exchanged for or converted into other securities or property, and in the event of any stock split, stock dividend or other event generally affecting the number of shares of AFC Common Stock held by each person who is then a holder of record of shares of AFC Common Stock, each reference to a number of shares of AFC Common Stock in this Agreement shall be adjusted to give effect to such event, it being intended that any such adjustment preclude the enlargement or diminution of the rights and obligations each party to this Agreement relative to the other parties to this Agreement.

         7. Amendments. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes in their entirety any and all prior agreements, understandings or arrangements, whether or not in writing, concerning the subject matter hereof, other than the engagement letters dated July 18, 2000, June 23, 2000, and June 30, 2000, between AFSL and/or AFL, on the one hand, and U. S. Trust Company, National Association, in its capacity as financial advisor to CG Trust Company, State Street Bank and Trust Company and Duff & Phelps, LLC, on the other hand. No amendment to this Agreement shall be effective unless made in a written instrument that specifically refers to this Agreement and is signed by all parties hereto.

         8. Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         9. Counterparts. For the convenience of the parties hereto, this Agreement may be executed by the parties in two or more counterparts, all of which shall be deemed one and the same instrument and each of which shall be deemed to be an original.

         10. Notices. Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telex or facsimile, addressed as follows:

               (a) If to the AFSL Trust:

                           State Street Bank and Trust Company
                           Investment Services Office
                           200 Newport Avenue
                           North Quincy, Massachusetts   02171

               (b)  If to the LISB ESOP Trust

                           CG Trust Company
                           525 W. Monroe, Suite 1900
                           Chicago, Illinois     60601

               (c)  If to AFSL:

                           Astoria Federal Savings and Loan Association
                           One Astoria Federal Plaza
                           Lake Success, New York  11042-1085
                           Attention: General Counsel

               (d)  If to AFC:

                           Astoria Financial Corporation
                           One Astoria Federal Plaza
                           Lake Success, New York 11042
                           Attention: General Counsel

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

         11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York. Nothing contained herein shall be deemed to require any action that would cause the AFSL ESOP to lose its tax-qualified status under the Code. Nothing herein shall be deemed to confer any rights, whether as a third-party beneficiary or otherwise, on any person or entity other than the signatories to this Agreement.

                  IN WITNESS WHEREOF, the AFSL Trust, the LISB Trust, AFSL and AFC have caused this Agreement to be executed in their names and on their behalf by officers or representatives thereunto duly authorized.

                             ASTORIA FEDERAL SAVINGS AND LOAN
                             ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                             By STATE STREET BANK AND TRUST COMPANY, solely as Trustee and not in any other capacity

                             By:      /S/ Marianne E. Sullivan
                                     ------------------------------------------

                             Name:    Marianne E. Sullivan
                                      -----------------------------------------

                             Title:   Vice President
                                      -----------------------------------------


                             THE LONG ISLAND SAVINGS BANK FSB
                             EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                             By CG TRUST COMPANY, solely as Trustee and not in any other capacity

                             By:     /S/ Mary Lou Filiault
                                     ------------------------------------------

                             Name:   Mary Lou Filiault
                                     ------------------------------------------

                             Title:  Vice President
                                     ------------------------------------------


                             ASTORIA FEDERAL SAVINGS AND LOAN
                             ASSOCIATION

                             By:    /S/ Alan P. Eggleston
                                    --------------------------------------------

                             Name:  Alan P. Eggleston
                                    --------------------------------------------

                             Title: Executive Vice President and General Counsel
                                     -------------------------------------------


                             ASTORIA FINANCIAL CORPORATION

                             By:    /S/ Alan P. Eggleston
                                    --------------------------------------------

                             Name:  Alan P. Eggleston
                                    -------------------------------------------

                             Title: Executive Vice President and General Counsel
                                    --------------------------------------------

                                                                      EXHIBIT A




























                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                                 by and between

                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                       and

                          ASTORIA FINANCIAL CORPORATION
















                           Made and Entered Into as of
                                 January 1, 2000

                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

             Section 1.1       Business Day....................................1

             Section 1.2       Code............................................2

             Section 1.3       Default.........................................2

             Section 1.4       ERISA...........................................2

             Section 1.5       Event of Default................................2

             Section 1.6       Independent Counsel.............................2

             Section 1.7       Loan............................................2

             Section 1.8       Loan Documents..................................2

             Section 1.9       Pledge Agreement................................2

             Section 1.10      Principal Amount................................2

             Section 1.11      Promissory Note.................................2

             Section 1.12      Register........................................2


                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                               INTEREST; SECURITY

             Section 2.1       The Loan; Principal Amount; Repayment of
                               Outstanding Indebtedness........................2

             Section 2.2       Interest........................................3

             Section 2.3       Promissory Note.................................4

             Section 2.4       Payment of Loan.................................4

             Section 2.5       Prepayment......................................4

             Section 2.6       Method of Payments..............................6

             Section 2.7       Security........................................7

             Section 2.8       Registration of the Promissory Note.............8


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

             Section 3.1       Power, Authority, Consents......................8

             Section 3.2       Due Execution, Validity, Enforceability.........8

             Section 3.3       Properties, Priority of Liens...................9

             Section 3.4       No Defaults, Compliance with Laws...............9

             Section 3.5       Marketable Title; Legality......................9






                                       (i)

                                                                            Page

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

             Section 4.1       Power, Authority, Consents......................9

             Section 4.2       Due Execution, Validity, Enforceability........10

             Section 4.3       ESOP; Contributions............................10

             Section 4.4       Compliance with Laws; Actions..................10


                                    ARTICLE V

                                EVENTS OF DEFAULT

             Section 5.1       Events of Default under Loan Agreement.........10

             Section 5.2       Lender's Rights upon Event of Default..........11


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

             Section 6.1       Payments.......................................11

             Section 6.2       Survival.......................................12

             Section 6.3       Modifications, Consents and Waivers; Entire
                               Agreement......................................12

             Section 6.4       Remedies Cumulative............................12

             Section 6.5       Further Assurances; Compliance with Covenants..12

             Section 6.6       Notices........................................13

             Section 6.8       Counterparts...................................13

             Section 6.9       Construction; Governing Law....................14

             Section 6.10      Severability...................................14

             Section 6.11      Binding Effect; No Assignment or Delegation....14


     EXHIBIT 1 Form of Promissory Note.......................................1-1
     EXHIBIT 2 Form of Pledge Agreement......................................2-1





                                      (ii)

                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (the "Loan Agreement") is made and entered into as of the 1st day of January, 2000, by and between ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "Borrower"), a trust forming part of the ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP"), acting through and by its Trustee, STATE STREET BANK AND TRUST COMPANY (the "Trustee"), a banking corporation organized under the laws of the state of Massachusetts; and ASTORIA FINANCIAL CORPORATION (the "Lender"), a corporation organized and existing under the laws of the state of Delaware.


                              W I T N E S S E T H :
                               -------------------


                  WHEREAS, the Lender's wholly-owned subsidiary, ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), maintains the ESOP for the benefit of eligible employees; and

                  WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated November 18, 1993 (the "Prior Agreement"), pursuant to which the Borrower has borrowed funds from the Lender to finance the purchase of shares of common stock, par value $.01 per share, of the Lender ("Shares") and has an outstanding indebtedness in the amount of EIGHTEEN MILLION SIX HUNDRED FOURTEEN THOUSAND EIGHT HUNDRED THIRTY-THREE DOLLARS AND TWENTY-NINE CENTS
($18,614,833.29) (the "Outstanding Indebtedness"), plus accrued and unpaid interest from December 31, 1999; and

                  WHEREAS, the Borrower and the Lender have determined that it is in their mutual interests to modify the terms of repayment of the Outstanding Indebtedness in the manner set forth in this Agreement;

                  NOW, THEREFORE, the parties hereto agree that the Prior Agreement shall be amended and restated in its entirety effective as of January 1, 2000, as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

                  Section 1.1 Business Day means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal law or the laws of the State of New York.

                  Section 1.2 Code means the Internal Revenue Code of 1986 (including the cor responding provisions of any succeeding law).

                  Section 1.3 Default means an event or condition which would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirement of notice or lapse of time.

                  Section  1.4  ERISA  means  the  Employee   Retirement  Income
Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

                  Section 1.5 Event of Default means an event or condition described in Article V.

                  Section 1.6 Independent Counsel means legal counsel mutually satisfactory to both the Lender and the Borrower.

                  Section 1.7 Loan means the loan described in section 2.1.

                  Section 1.8 Loan Documents means, collectively, this Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

                  Section 1.9 Pledge Agreement means the agreement  described in section 2.7.

                  Section 1.10 Principal Amount means the face amount of the Promissory Note, determined as set forth in section 2.1(a).

                  Section 1.11 Promissory Note means the promissory note described in section 2.3.

                  Section 1.12 Register means the register described in section 2.8.



                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                               INTEREST; SECURITY


                  Section 2.1 The Loan; Principal Amount; Repayment of Outstanding Indebtedness.

                    (a) The Lender hereby lends to the Borrower EIGHTEEN MILLION SIX HUNDRED FOURTEEN THOUSAND EIGHT HUNDRED THIRTY-THREE DOLLARS AND TWENTY-NINE CENTS

($18,614,833.29). For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

                    (i) the aggregate amount lent by the Lender pursuant to this section 2.1; over

                    (ii) the aggregate amount of any repayments of such amount made before such date.

The Lender shall maintain on the Register a record of, and shall record on the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

                  (b) Concurrently with the execution and delivery of this Agreement, the Lender shall deliver to the Borrower the Borrower's original promissory note issued pursuant to the Prior Agreement and evidencing the Outstanding Indebtedness marked "PAID IN FULL".

                  (c) The transactions contemplated by this Agreement shall be deemed a refinancing of the Outstanding Indebtedness for purposes of Treasury Regulation ss. 54.4975-7.

                  Section 2.2       Interest.

                  (a) The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing on the date of this Loan Agreement and continuing until the Principal Amount shall be paid in full, at the rate of six percent (6.00%) per annum. Interest payable under this Agreement for any calendar month period shall be computed on the basis of a year of 360 days and months consisting of 30 days each. For any period shorter than one calendar month, interest payable under this Loan Agreement shall be computed on the basis of a rate equal to six percent (6.00%) multiplied by a fraction equal to the actual number of days in the period (including the first day but excluding the last) divided by 360. The Lender shall remit to the Borrower, at least three (3) Business Days before the end of each calendar year, a statement of the accrued interest for such calendar year and the aggregate accrued and unpaid interest as of the last day of such calendar year; provided, however, that a delay or failure by the Lender in providing the Borrower with such statement shall not alter the Borrower's obligation to make any payment of interest that may be due but shall excuse any error in the computation of the amount of interest due that is promptly cured upon receipt of written notice of such error from the Lender. Accrued and unpaid interest shall cumulate until paid but shall not be compounded.

                  (b) Anything in this Loan Agreement or the Promissory Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  Section 2.3       Promissory Note.

                  The Loan shall be evidenced by a Promissory Note of the Borrower in substantially the form of Exhibit 1 attached hereto, dated January 1, 2000, payable to the order of the Lender in the Principal Amount and otherwise duly completed.

                  Section 2.4       Payment of Loan.

                  The Loan shall be repaid in annual installments payable on the last Business Day of each December ending after the date of this Agreement. The amount (if any) of each such annual installment shall be equal to the maximum amount of principal and interest accrued to and including the date of the payment that may be paid without resulting in the release for allocation to participants in the ESOP, pursuant to the Pledge Agreement, of a fraction of the Shares pledged as collateral security pursuant to the Pledge Agreement as of the first day of the calendar year in which the payment is made that is greater than the fraction set forth in Column II below:

                  Column I            Column II
                                     Fraction of
              Year of Payment    Collateral Released



                    2000             1/30
                    2001             1/29
                    2002             1/28
                    2003             1/27
                    2004             1/26
                    2005             1/25
                    2006             1/24
                    2007             1/23
                    2008             1/22
                    2009             1/21
                    2010             1/20
                    2011             1/19
                    2012             1/18
                    2013             1/17
                    2014             1/16
                    2015             1/15
                    2016             1/14
                    2017             1/13

                 Column I            Column II
                                     Fraction of
              Year of Payment    Collateral Released

                    2018             1/12
                    2019             1/11
                    2020             1/10
                    2021             1/9
                    2022             1/8
                    2023             1/7
                    2024             1/6
                    2025             1/5
                    2026             1/4
                    2027             1/3
                    2028             1/2
                    2029             1



provided, however, that the Borrower shall not be required to make any payment of principal due to be made in any period to the extent that such payment would not be deductible for federal income tax purposes under section 404 of the Code. Payments may be deferred to the extent that such payments would be in excess of the amount described above or otherwise would be nondeductible for federal income tax purposes. Any payment shall be applied first to the payment of accrued interest and second, if and to the extent that all accrued interest has been or is then being paid, to the payment of all or part of the Principal Amount.


                  Section 2.5       Prepayment.

                  (a) The Borrower may, with the prior written consent of the Lender, prepay the Loan in whole or in part, at any time and from time to time. Any such prepayment shall be: (i) permanent and irrevocable; (ii) made without premium or penalty; and (iii) applied first to the payment of accrued interest and second, if and to the extent that all accrued interest has been or is then being paid, to the payment of all or part of the Principal Amount.

                  (b) For each calendar year after 1999 during which the Loan is outstanding, a mandatory prepayment of all or part of the Loan (the "Mandatory Prepayment") shall be made if the aggregate Fair Market Value (as hereinafter defined) of the Shares pledged pursuant to the Pledge Agreement and pursuant to the Pledge Agreement of even date herewith between The Long Island Savings Bank FSB Employee Stock Ownership Plan Trust, acting by and through its Trustee, CG Trust Company and the Lender (the "LISB Pledge Agreement"), and released pursuant to sections 4(b) and 7 of the Pledge Agreement and pursuant to sections 4(b) and 7 of the LISB Pledge Agreement, and allocated to the accounts of participants in the ESOP as a result of the payments described in sections 2.4 and 2.5(a) of this Loan Agreement and the payments described in Section 2.4 and 2.5(a) of the Loan Agreement of even date herewith between The Long Island Savings Bank FSB Employee Stock Ownership Plan Trust, acting by and through its Trustee, CG Trust Company and the Lender (the "LISB Loan Agreement") for such calendar year is less than an amount equal to 14% of the total compensation taken into account under the ESOP for the purpose of allocations to the accounts of participants in the ESOP of Shares pledged pursuant to the Pledge Agreement and the LISB Pledge Agreement ("Minimum Annual Release Value"). The amount of the Mandatory Prepayment for any calendar year shall be equal to that amount of principal and/or interest which, when added to the payment described in sections 2.4 and 2.5(a) of this Loan Agreement and the payments described in sections 2.4, 2.5(a) and 2.5(b) of the LISB Loan Agreement made or then being made for such calendar year, will result in the release for allocation to participant accounts of the lesser of (A) a number of Shares pledged pursuant to the Pledge Agreement and the LISB Pledge Agreement with an aggregate Fair Market Value equal to the Minimum Annual Release Value or (B) the entire number of Shares pledged pursuant to the Pledge Agreement and the LISB Pledge Agreement that are currently unallocated. For purposes of this section 4(c), the "Fair Market Value" of a Share for any year shall be equal to the average of the closing sales prices for a share of Share on the Nasdaq Stock Market National Market System (or other principal national securities exchange on which Shares are then listed or admitted to trading) on each of the last 20 trading days preceding December 1st of such year on which a sale of a Share occurs, as reported in the New York City edition Wall Street Journal or such other reputable source of stock quotations as Astoria Federal Savings and Loan Association may select.

                  (c) In the event of the termination of the ESOP or the occurrence of a "Change in Control (as hereinafter defined), the entire outstanding Principal Amount and all accrued but unpaid interest shall thereupon become immediately due and payable. A "Change of Control shall be deemed to have occurred upon the happening of any of the following events:

                  (i) any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under any employee benefit plan maintained for the benefit of employees of Astoria Financial Corporation; (B) a corporation owned, directly or indirectly, by the stockholders of Astoria Financial Corporation in substantially the same proportions as their ownership of stock of Astoria Financial Corporation; or (C) any group constituting a person in which employees of Astoria Financial Corporation are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Astoria Financial Corporation representing 25% or more of the combined voting power of all of Astoria Financial Corporation's then outstanding securities; or

                  (ii) any event upon which the individuals who on December 30, 2000 were members of the Board of Directors of Astoria Financial Corporation, together with individuals whose election by such Board or nomination for election by Astoria Financial Corporation's stockholders was approved by the affirmative vote of at least two-thirds of the members of such Board then in office who were either members of such Board on December 30, 2000 or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of such Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Astoria Financial Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934);as amended or

                  (iii)    the consummation of either:

                  (A) a merger or consolidation of Astoria Financial Corporation with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                        (I) either (1) the members of the Board of Directors of Astoria Financial Corporation immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Astoria Financial Corporation own securities of the institution resulting from such merger or consolidation representing 60% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Astoria Financial Corporation before such merger or consolidation; and

                        (II) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform Astoria Financial Corporation's obligations under the ESOP; or

                  (B) a complete liquidation of Astoria Financial Corporation or an agreement for the sale or disposition by Astoria Financial Corporation of all or substantially all of its assets; or

                  (iv) any event that would be described in this section if "Astoria Federal Savings and Loan Association" were substituted for "Astoria Financial Corporation." therein.

                  Section 2.6       Method of Payments.

                  (a) All payments of principal, interest, other charges and other amounts payable by the Borrower hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, not later than 3:00 P.M., Eastern Standard time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day.

                  (b) Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, neither the Borrower nor the Trustee shall be obligated to make any payment, repayment or prepayment on the Promissory Note or take or refrain from taking any other action hereunder or under the Promissory Note if doing so would cause the ESOP to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code or qualified under section 401(a) of the Code or cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower or the Trustee to engage in any "prohibited transaction" as such term is defined in section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower or the Trustee or both, as the case may be, shall have acted or refrained from acting pursuant to this section 2.6(b) in reliance on an opinion of Independent Counsel. Any opinion of such Independent Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee or the Borrower hereunder in good faith and in accordance with such opinion of Independent Counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on either the Borrower or the Trustee to consult with Independent Counsel. Any obligation of the Borrower or the Trustee to make any payment, repayment or prepayment on the Promissory Note or to take or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower or the Trustee, or both, as the case may be, for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

                  Section 2.7       Security.

                  (a) In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

                  (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, all assets pledged by the Borrower as collateral security for the Outstanding Indebtedness by the execution and delivery to the Lender of a Pledge Agreement in the form attached hereto as
         Exhibit 2; and

                  (ii) execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

                  (b) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or prepayment is made, an amount of Collateral determined pursuant to section Treasury Regulation ss. 54.4975-7(b)(8)(i).

                  Section 2.8       Registration of the Promissory Note.

                  (a) The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be effected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be canceled by the Lender and returned to the Borrower after such cancellation.

                  (b) Any new Promissory Note issued pursuant to section 2.8(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or ex changed so that there will not be any loss or gain of interest on the note surrendered. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and all other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.



                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER


                  The Borrower hereby represents and warrants to the Lender as follows:

                  Section 3.1       Power, Authority, Consents.

                  The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and the Pledge Agreement, all of which have been duly authorized by all neces sary and proper corporate or other action.

                  Section 3.2       Due Execution, Validity, Enforceability.

                  Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, have been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

                  Section 3.3       Properties, Priority of Liens.

                  The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

                  Section 3.4       No Defaults, Compliance with Laws.

                  The Borrower is not in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

                  Section 3.5       Marketable Title; Legality.

                  The Borrower has valid,  legal and marketable  title to all of the Shares and other assets pledged as collateral pursuant to the Pledge Agreement, free and clear of any liens, other than a pledge to the Lender of such assets pursuant to the Pledge Agreement. Neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provision of law or conflicts with or results in a breach of or creates (with or without the giving of notice or lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected. No consent of any federal, state or local governmental authority, agency or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery or performance of the Loan Documents and the transactions contemplated therein or in connection therewith, including, without limitation, with respect to the transfer of the Shares purchased with the proceeds of the Loan pursuant thereto.



                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER


                  The Lender hereby represents and warrants to the Borrower as follows:

                  Section 4.1       Power, Authority, Consents.

                  The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

                  Section 4.2       Due Execution, Validity, Enforceability.

                  This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender; and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

                  Section 4.3       ESOP; Contributions.

                  The ESOP and the Borrower have been duly created, organized and maintained by the Lender in compliance with all applicable laws, regulations and rulings. The ESOP qualifies as an "employee stock ownership plan" as defined in section 4975(e)(7) the Code. The ESOP provides that the Lender may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note and this Loan Agreement, and the Lender will make such contributions; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

                  Section 4.4       Compliance with Laws; Actions.

                  Neither the execution and delivery by the Lender of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the Lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality, or an event of default under any agreement, to which the Lender is a party or by which the Lender is bound or to which the Lender is subject, which violation or event of default would have a material adverse effect on the Lender. There is no action or proceeding pending or threatened against either of the ESOP or the Borrower before any court or administrative agency.



                                    ARTICLE V

                                EVENTS OF DEFAULT


                  Section 5.1       Events of Default under Loan Agreement.

                  Each of the following events shall constitute an "Event of Default" hereunder:

                  (a) Failure to make any payment or mandatory prepayment of principal of the Promissory Note, or failure to make any payment of interest on the Promissory Note, within five (5)

Business Days after the date when due; provided, however, that a default shall be deemed to have occurred only if and to the extent that the Borrower has received a contribution from the Lender to be used to make such payment or the Borrower has received dividends which it is permitted to apply to make such payment and the Borrower fails to apply such contribution or dividends to such payment.

                  Section 5.2       Lender's Rights upon Event of Default.

                  If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the Lender to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) "Eligible Collateral" (as defined in the Pledge Agreement); provided, however, that: (i) the value of the Borrower's assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default (without regard to amounts owing solely as a result of any acceleration of the Loan); (ii) the Borrower's assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan resulting from the failure of the Borrower to use dividend income received by it on Pledged Shares and employer contributions received by it for purposes of debt service to make Loan payments when due; and
(iii) all rights of the Lender to the Collateral covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.



                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS


                  Section 6.1       Payments.

                  All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "PAID IN FULL" and return it to the Borrower.

                  Section 6.2       Survival.

                  All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

                  Section 6.3 Modifications, Consents and Waivers; Entire Agreement.

                  No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.4       Remedies Cumulative.

                  Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

                  Section 6.5     Further Assurances; Compliance with Covenants.

                  At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agree ment, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

                  Section 6.6       Notices.

                  Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or facsimile, addressed as follows:

                  (a)      If to the Borrower:

                                Astoria Federal Savings and Loan Association
                                     Employee Stock Ownership Plan Trust
                                c/o State Street Bank and Trust Company
                                Investment Services Office
                                200 Newport Avenue
                                North Quincy, Massachusetts   02171

                           with copies to:

                                Astoria Federal Savings and Loan Association
                                     Employee Stock Ownership Plan Trust
                                c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza
                                Lake Success, New York 11042
                                Attention:       General Counsel


                  (b)      If to the Lender:

                                Astoria Financial Corporation
                                One Astoria Federal Plaza
                                Lake Success, New York 11042
                                Attention: General Counsel

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  Section 6.8       Counterparts.

                  This  Loan   Agreement   may  be  signed  in  any   number  of
counterparts which, when taken together, shall constitute one and the same document.

                  Section 6.9       Construction; Governing Law.

                  The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement to an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York. It is intended that the transactions contemplated by this Loan Agreement constitute an "exempt loan" within the meaning of Treasury Regulation ss. 54.4975-7(b)(1)(iii) and Department of Labor Regulation ss. 2550.408b-3, and the provisions hereof shall be construed and enforced in such manner as shall be necessary to give effect to such intent.

                  Section 6.10      Severability.

                  Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement is independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.

                  Section 6.11      Binding Effect; No Assignment or Delegation.

                  This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above written.


                                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
                                  EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                  By     STATE STREET BANK AND TRUST COMPANY,
                                         solely as Trustee and not in any other
                                         capacity


                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------



                                  ASTORIA FINANCIAL CORPORATION


                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------

                                                                       EXHIBIT 1

                                 PROMISSORY NOTE


$18,614,833.29                                            Lake Success, New York
                                                                 January 1, 2000


                  FOR VALUE RECEIVED, the undersigned, ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "Borrower"), acting through and by its Trustee, STATE STREET BANK AND TRUST COMPANY (the "Trustee"), hereby promises to pay to the order of ASTORIA FINANCIAL CORPORATION (the "Lender") the sum of EIGHTEEN MILLION SIX HUNDRED FOURTEEN THOUSAND EIGHT HUNDRED THIRTY-THREE DOLLARS AND TWENTY-NINE CENTS ($18,614,833.29) payable in annual installments, each of which shall be in the amount determined pursuant to sections 2.4 and 2.5(b) of the Amended and Restated Loan Agreement made and entered into as of January 1, 2000 by and between the Borrower and the Lender (the "Loan Agreement"), as of the last Business Day of December, 2000 and as of the last Business Day of each December thereafter, through and including the last business day of December 2029, at which date the entire principal amount then outstanding shall be due and payable. Principal payments may be deferred, in whole or in part, to the extent provided in the Loan Agreement.

                  This Promissory Note shall bear interest at the rate of six percent (6.00%) per annum set forth or established under the Loan Agreement from the date of the Loan Agreement, such interest to be payable at the time and in the manner set forth in the Loan Agreement commencing on the last Business Day of 2000 and thereafter on the last Business Day of each succeeding calendar year. Interest accrued shall cumulate until paid but shall not be compounded.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at One Astoria Federal Plaza, Lake Success, New York 11042 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

                  Failure to make any payment of principal on this Promissory Note, or failure to make any payment of interest on this Promissory Note, not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with, but also subject to the limitations set forth in, the terms of the Loan Agreement.

                  This Promissory Note is subject, in all respects, to the terms and provisions of the Loan Agreement, which is incorporated herein by this reference, and is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.



                                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
                                  EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                  By:     State Street Bank and Trust Company,
                                          solely as Trustee and not in any other
                                          capacity



                                  By:
                                         ---------------------------------------


                                  Name:
                                         ---------------------------------------


                                  Title:
                                         ---------------------------------------

                                                                       EXHIBIT 2
                                PLEDGE AGREEMENT


                  This PLEDGE AGREEMENT  ("Pledge  Agreement") is made as of the
1st day of January, 2000, by and between the ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST, acting by and through its Trustee, STATE STREET BANK AND TRUST COMPANY, a banking corporation organized under the laws of the Massachusetts ("Pledgor"), and ASTORIA FINANCIAL CORPORATION ("Pledgee"), a corporation organized and existing under the laws of the State of Delaware.


                              W I T N E S S E T H :
                              --------------------


                  WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of An Amended and Restated Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

                  Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

                  (a) "Collateral" shall mean the Pledged Shares and the Pledged Assets and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares, Pledged Assets and rights.

                  (b) "Event of Default" shall mean an event so defined in the Loan Agreement.

                  (c) "Liabilities" shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

                  (d) "Pledged Assets" means all assets of the Borrower pledged, as of January 1, 2000, as collateral security for the Borrower's performance of its obligations under that certain Loan Agreement between the Borrower and the Lender dated April 14, 1994, excluding any Pledged Shares.

                  (e) "Pledged Shares" shall mean all the shares of common stock, par value $ .01 per share, of Astoria Financial Corporation purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement dated April 14, 1994, but excluding any such shares previously released pursuant to section 4.

                  Section 2.      Pledge.   To secure the payment of and
performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon the Collateral.

                  Section 3. Representations and Warranties of the Pledgor. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

                  (a) to the actual knowledge of the Trustee, the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

                  (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

                  (c) to the actual knowledge of the Trustee, this Pledge Agreement is the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with its terms;

                  (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such financing statements, stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

                  (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

                  Section 4.        Eligible Collateral.

                  (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan Agreement) or such lesser amount of Collateral as may be required pursuant to section 12 of this Pledge Agreement.

                  (b) The Collateral shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulation ss. 54.4975-7(b)(8)(i), as the same may be from time to time amended or supplemented. In the event of a termination of the ESOP or the occurrence of a Change in Control after December 31, 2009, all Pledged Shares shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any Liabilities. In the event of a Change in Control prior to January 1, 2010, all Pledged Shares in excess of the number determined under the following table shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any Liabilities:



       YEAR OF       PLEDGED       YEAR OF        PLEDGED
        CHANGE        SHARES       CHANGE          SHARES
          IN                         IN
        CONTROL                    CONTROL

         2001      1,048,266         2006           0
         2002        827,371         2007           0
         2003        606,476         2008           0
         2004        385,581         2009           0
         2005        164,686


To the extent that the Collateral consists of assets other than or in addition to Pledged Shares, the provisions of such Regulations shall be applied separately to each class of security or each class or other type of asset included in the Collateral. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Collateral.

                  Section 5.        Delivery; Further Assurances.

                  (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement an assignment by the Pledgor of all the Pledgor's rights to and interest in the Collateral.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and
(ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral.

                  (c) For so long as this Pledge Agreement shall be in effect, the Pledgor shall take such other actions and execute and deliver such other documents as the Pledgee may reasonably request in order to secure for the Pledgee's benefit a perfected first priority lien and security interest in any or all of the Collateral under the New York Uniform Commercial Code; provided, however, that the Pledgee shall not be required to take any action or execute or deliver any document pursuant to this section 5(c) to the extent that it determines, in reliance on an opinion of legal counsel, that the taking of such action or the execution or delivery of such document would result in a prohibited transaction under section 4975 of the Code or section 406 of ERISA, impair the status of the ESOP as a tax-qualified plan under section 401(a) of the Code or an employee stock ownership plan under section 4975 of the Code, impair the tax-exempt status of the Borrower under section 501(a) of the Code or violate any other requirement of ERISA applicable to the ESOP.

                  Section 6.        Events of Default.

                  (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

                  (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

                  Section 7. Payment in Full. Upon the payment in full of all outstanding Liabili ties, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

                  Section 8. No Waiver. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

                  Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

                  Section 10. Governing Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York.

                  Section 11. Notices. All notices, requests, instructions or documents hereunder shall be in writing and delivered by hand or commercial messenger service or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, or by telex or facsimile, addressed as follows:

                  (a)      If to the Pledgee:

                                 Astoria Financial Corporation
                                 One Astoria Federal Plaza
                                 Lake Success, New York 11042
                                 Attention: General Counsel


                  (b)      If to the Pledgor:

                                 Astoria Federal Savings and Loan Association
                                    Employee Stock Ownership Plan Trust

                                 State Street Bank and  Trust Company
                                 Investment Services Office
                                 200 Newport Avenue
                                 North Quincy, Massachusetts   02171

                           with copies to:

                                Astoria Federal Savings and Loan Association
                                Employee Stock Ownership Plan Trust
                                c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza
                                Lake Success, New York  11042
                                Attention:       General Counsel



Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  Section 13. Construction. All provisions hereof shall be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the loan made pursuant to the Loan Agreement as an exempt loan under Treasury Regulation ss. 54.4975-7(b) and as described in Department of Labor Regulation ss. 2550.408b-3.

                  IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                  ASTORIA FEDERAL SAVINGS AND LOAN
                                  ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN
                                  TRUST

                                  By      STATE STREET BANK AND  TRUST COMPANY
                                          solely as Trustee and not in any other
                                          capacity


                                  By:
                                          --------------------------------------

                                  Name:
                                          --------------------------------------

                                  Title:
                                          --------------------------------------



                                  ASTORIA FINANCIAL CORPORATION


                                  By:
                                          --------------------------------------

                                  Name:
                                          --------------------------------------

                                  Title:
                                          --------------------------------------

                                                                       EXHIBIT B






























                              AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                 by and between

                          THE LONG ISLAND SAVINGS BANK
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                       and

                          ASTORIA FINANCIAL CORPORATION













                           Made and Entered Into as of
                                 January 1, 2000

                                TABLE OF CONTENTS

                                                   .                        Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1       Business Day.................................................1
Section 1.2       Code.........................................................2
Section 1.3       Default......................................................2
Section 1.4       ERISA........................................................2
Section 1.5       Event of Default.............................................2
Section 1.6       Independent Counsel..........................................2
Section 1.7       Loan.........................................................2
Section 1.8       Loan Documents...............................................2
Section 1.9       Pledge Agreement.............................................2
Section 1.10      Principal Amount.............................................2
Section 1.11      Promissory Note..............................................2
Section 1.12      Register.....................................................2

                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                               INTEREST; SECURITY

Section 2.1       The Loan; Principal Amount; Repayment of
                    Outstanding Indebtedness...................................2
Section 2.2       Interest.....................................................3
Section 2.3       Promissory Note..............................................4
Section 2.4       Payment of Loan..............................................4
Section 2.5       Prepayment...................................................5
Section 2.6       Method of Payments...........................................6
Section 2.7       Security.....................................................7
Section 2.8       Registration of the Promissory Note..........................7

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

Section 3.1       Power, Authority, Consents...................................8
Section 3.2       Due Execution, Validity, Enforceability......................8
Section 3.3       Properties, Priority of Liens................................8



                                       (i)

                                                                            Page

Section 3.4       No Defaults, Compliance with Laws............................8
Section 3.5       Marketable Title; Legality...................................8

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

Section 4.1       Power, Authority, Consents...................................9
Section 4.2       Due Execution, Validity, Enforceability......................9
Section 4.3       ESOP; Contributions..........................................9
Section 4.4       Compliance with Laws; Actions................................9

                                    ARTICLE V

                                EVENTS OF DEFAULT

Section 5.1       Events of Default under Loan Agreement......................10
Section 5.2       Lender's Rights upon Event of Default.......................10

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

Section 6.1       Payments....................................................11
Section 6.2       Survival....................................................11
Section 6.3       Modifications, Consents and Waivers; Entire Agreement.......11
Section 6.4       Remedies Cumulative.........................................11
Section 6.5       Further Assurances; Compliance with Covenants...............12
Section 6.6       Notices.....................................................12
Section 6.7       Counterparts................................................13
Section 6.8       Construction; Governing Law.................................13
Section 6.9       Severability................................................13
Section 6.10      Binding Effect; No Assignment or Delegation.................13


EXHIBIT 1         Form of Promissory Note ...................................1-1
EXHIBIT 2         Form of Pledge Agreement ..................................2-1



                                      (ii)

                                 LOAN AGREEMENT

                  This LOAN AGREEMENT (the "Loan Agreement") is made and entered into as of the 1st day of January, 2000, by and between THE LONG ISLAND SAVINGS BANK EMPLOYEE FSB STOCK OWNERSHIP PLAN TRUST (the "Borrower"), a trust forming part of THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP"), acting through and by its Trustee, CG TRUST COMPANY (the "Trustee"), a banking corporation organized under the laws of the state of Illinois; and ASTORIA FINANCIAL CORPORATION (the "Lender"), a corporation organized and existing under the laws of the state of Delaware.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Lender's wholly-owned subsidiary, ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), maintains the ESOP for the benefit of eligible employees as successor by merger to The Long Island Savings Bank FSB; and

         WHEREAS, the Borrower and the Lender, in its capacity as successor by merger to Long Island Bancorp, Inc., are parties to a Loan Agreement dated April 14, 1994 (the "Prior Agreement"), pursuant to which the Borrower has borrowed funds from the Lender to finance the purchase of shares of common stock, par value $.01 per share, of the Lender ("Shares") and has an outstanding indebtedness in the amount of TWENTY MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND EIGHT HUNDRED EIGHTY-ONE DOLLARS AND TWO CENTS ($20,978,881.02) (the "Outstanding Indebtedness"), plus accrued and unpaid interest from December 31, 1999; and

         WHEREAS, the Borrower and the Lender have determined that it is in their mutual interests to modify the terms of repayment of the Outstanding Indebtedness in the manner set forth in this Agreement;

         NOW, THEREFORE, the parties hereto agree that the Prior Agreement shall be amended and restated in its entirety effective as of January 1, 2000, as follows:

         Article I         Definitions

                  The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

                  Section 1.1 Business Day means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal law or the laws of the State of New York.

                  Section 1.2 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  Section 1.3 Default means an event or condition which would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirement of notice or lapse of time.

                  Section  1.4  ERISA  means  the  Employee   Retirement  Income
Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

                  Section 1.5 Event of Default means an event or condition described in Article V.

                  Section 1.6 Independent Counsel means legal counsel mutually satisfactory to both the Lender and the Borrower.

                  Section 1.7 Loan means the loan described in section 2.1.

                  Section 1.8 Loan Documents means, collectively, this Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

                  Section 1.9 Pledge Agreement means the agreement  described in section 2.7.

                  Section 1.10 Principal Amount means the face amount of the Promissory Note, determined as set forth in section 2.1(a).

                  Section 1.11 Promissory Note means the promissory note described in section 2.3.

                  Section 1.12 Register means the register described in section 2.8.

         Article II        The Loan; Principal Amount;
                               INTEREST; SECURITY

                  Section 2.1 The Loan; Principal Amount; Repayment of Outstanding Indebtedness.

                  (a) The Lender hereby lends to the Borrower TWENTY MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND EIGHT HUNDRED EIGHTY-ONE DOLLARS AND TWO CENTS ($20,978,881.02). For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

                  (i) the aggregate amount lent by the Lender pursuant to this section 2.1; over

                  (ii) the aggregate amount of any repayments of such amount made before such date.

The Lender shall maintain on the Register a record of, and shall record on the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

                  (b) Concurrently with the execution and delivery of this Agreement, the Lender shall deliver to the Borrower the Borrower's original promissory note issued pursuant to the Prior Agreement and evidencing the Outstanding Indebtedness marked "PAID IN FULL".

                  (c) The transactions contemplated by this Agreement shall be deemed a refinancing of the Outstanding Indebtedness for purposes of Treasury Regulation ss. 54.4975-7.

                  Section 2.2       Interest.

                  (a) The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing on the date of this Loan Agreement and continuing until the Principal Amount shall be paid in full, at the rate of six percent (6.00%) per annum. Interest payable under this Agreement for any calendar month period shall be computed on the basis of a year of 360 days and months consisting of 30 days each. For any period shorter than one calendar month, interest payable under this Loan Agreement shall be computed on the basis of a rate equal to six percent (6.00%) multiplied by a fraction equal to the actual number of days in the period (including the first day but excluding the last) divided by 360. The Lender shall remit to the Borrower, at least three (3) Business Days before the end of each calendar year, a statement of the accrued interest for such calendar year and the aggregate accrued and unpaid interest as of the last day of such calendar year; provided, however, that a delay or failure by the Lender in providing the Borrower with such statement shall not alter the Borrower's obligation to make any payment of interest that may be due but shall excuse any error in the computation of the amount of interest due that is promptly cured upon receipt of written notice of such error from the Lender. Accrued and unpaid interest shall cumulate until paid but shall not be compounded.
                  (b) Anything in this Loan  Agreement or the Promissory
     Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  Section 2.3       Promissory Note.

                  The Loan shall be evidenced by a Promissory Note of the Borrower in substantially the form of Exhibit 1 attached hereto, dated January 1, 2000, payable to the order of the Lender in the Principal Amount and otherwise duly completed.

                  Section 2.4       Payment of Loan.

                  The Loan shall be repaid in annual installments payable on the last Business Day of each December ending after the date of this Agreement. The amount (if any) of each such annual installment shall be equal to the maximum amount of principal and interest accrued to and including the date of the payment that may be paid without resulting in the release for allocation to participants in the ESOP, pursuant to the Pledge Agreement, of a fraction of the Shares pledged as collateral security pursuant to the Pledge Agreement as of the first day of the calendar year in which the payment is made that is greater than the fraction set forth in Column II below:

   Column I                            Column II

Year of Payment                       Fraction of
                                   Collateral Released





      2000                               1/30
      2001                               1/29
      2002                               1/28
      2003                               1/27
      2004                               1/26
      2005                               1/25
      2006                               1/24
      2007                               1/23
      2008                               1/22
      2009                               1/21
      2010                               1/20
      2011                               1/19
      2012                               1/18
      2013                               1/17
      2014                               1/16
      2015                               1/15
      2016                               1/14
      2017                               1/13
      2018                               1/12
      2019                               1/11
      2020                               1/10
      2021                               1/9
      2022                               1/8

   Column I                            Column II

Year of Payment                       Fraction of
                                   Collateral Released





      2023                               1/7
      2024                               1/6
      2025                               1/5
      2026                               1/4
      2027                               1/3
      2028                               1/2
      2029                                 1

provided, however, that the Borrower shall not be required to make any payment of principal due to be made in any period to the extent that such payment would not be deductible for federal income tax purposes under section 404 of the Code. Payments may be deferred to the extent that such payments would be in excess of the amount described above or otherwise would be nondeductible for federal income tax purposes. Any payment shall be applied first to the payment of accrued interest and second, if and to the extent that all accrued interest has been or is then being paid, to the payment of all or part of the Principal Amount.

                  Section 2.5       Prepayment.

                  (a) The Borrower may, with the prior written consent of the Lender, prepay the Loan in whole or in part, at any time and from time to time. Any such prepayment shall be: (i) permanent and irrevocable: (ii) made without premium or penalty; and (iii) applied first to the payment of accrued interest and second, if and to the extent that all accrued interest has been or is then being paid, to the payment of all or part of the Principal Amount.

                  (b) For each calendar year after 1999 during which the Loan is outstanding, a mandatory prepayment of all or part of the Loan (the "Mandatory Prepayment") shall be made if the aggregate Fair Market Value (as hereinafter defined) of the Shares pledged pursuant to the Pledge Agreement and pursuant to the Pledge Agreement of even date herewith between the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan Trust, acting by and through its Trustee, State Street Bank and Trust Company and the Lender (the "ASFL Pledge Agreement"), and released pursuant to Sections 4(b) and 7 of the Pledge Agreement and pursuant to Sections 4(b) and 7 of the AFSL Pledge Agreement, and allocated to the accounts of participants in the ESOP as a result of the payments described in Sections 2.4 and 2.5(a) of this Loan Agreement and the payments described in Section 2.4 and 2.5(a) of the Loan Agreement of even date herewith between the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan Trust, acting by and through its Trustee, State Street Bank and Trust Company and the Lender (the "AFSL Loan Agreement") for such calendar year is less than an amount equal to 14% of the total compensation taken into account under the ESOP for the purpose of allocations to the accounts of participants in the ESOP of Shares pledged pursuant to the Pledge Agreement and the AFSL Pledge Agreement ("Minimum Annual

Release Value"). The amount of the Mandatory Prepayment for any calendar year shall be equal to that amount of principal and/or interest which, when added to the payment described in Sections 2.4 and 2.5(a) of this Loan Agreement and the payments described in Sections 2.4, 2.5(a) and 2.5(b) of the AFSL Loan Agreement made or then being made for such calendar year, will result in the release for allocation to participant accounts of the lesser of (A) a number of Shares pledged pursuant to the Pledge Agreement and the AFSL Pledge Agreement with an aggregate Fair Market Value equal to the Minimum Annual Release Value or (B) the entire number of Shares pledged pursuant to the Pledge Agreement and the AFSL Pledge Agreement that are currently unallocated. For purposes of this section 4(c), the "Fair Market Value" of a Share for any year shall be equal to the average of the closing sales prices for a share of Share on the Nasdaq Stock Market National Market System (or other principal national securities exchange on which Shares are then listed or admitted to trading) on each of the last 20 trading days preceding December 1st of such year on which a sale of a Share occurs, as reported in the New York City edition Wall Street Journal or such other reputable source of stock quotations as Astoria Federal Savings and Loan Association may select.

                  (c) In the event of the termination of the ESOP or the occurrence of a "Change in Control (as hereinafter defined), the entire outstanding Principal Amount and all accrued but unpaid interest shall thereupon become immediately due and payable. A "Change of Control shall be deemed to have occurred upon the happening of any of the following events:

                  (i) any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under any employee benefit plan maintained for the benefit of employees of Astoria Financial Corporation; (B) a corporation owned, directly or indirectly, by the stockholders of Astoria Financial Corporation in substantially the same proportions as their ownership of stock of Astoria Financial Corporation; or (C) any group constituting a person in which employees of Astoria Financial Corporation are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Astoria Financial Corporation representing 25% or more of the combined voting power of all of Astoria Financial Corporation's then outstanding securities; or

                  (ii) any event upon which the individuals who on December 30, 2000 were members of the Board of Directors of Astoria Financial Corporation, together with individuals whose election by such Board or nomination for election by Astoria Financial Corporation's stockholders was approved by the affirmative vote of at least two-thirds of the members of such Board then in office who were either members of such Board on December 30, 2000 or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of such Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Astoria Financial Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934);as amended or

                  (iii)    the consummation of either:

                  (A) a merger or consolidation of Astoria Financial Corporation with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                           (I) either (1) the members of the Board of  Directors
                  of Astoria Financial Corporation immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Astoria Financial Corporation own securities of the institution resulting from such merger or consolidation representing 60% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Astoria Financial Corporation before such merger or consolidation; and

                           (II) the entity  which  results  from such  merger or
                  consolidation expressly agrees in writing to assume and perform Astoria Financial Corporation's obligations under the ESOP; or

                  (B) a complete liquidation of Astoria Financial Corporation or an agreement for the sale or disposition by Astoria Financial Corporation of all or substantially all of its assets; or

                  (iv) any event that would be described in this section if "Astoria Federal Savings and Loan Association" were substituted for "Astoria Financial Corporation." therein.


                  Section 2.6       Method of Payments.

                  (a) All payments of principal, interest, other charges and other amounts payable by the Borrower hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, not later than 3:00 P.M., Eastern Standard time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day.

                  (b) Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, neither the Borrower nor the Trustee shall be obligated to make any payment, repayment or prepayment on the Promissory Note or take or refrain from taking any other action hereunder or under the Promissory Note if doing so would cause the ESOP to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code or qualified under section 401(a) of the Code or cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower or the Trustee to engage in any "prohibited transaction" as such term is defined in section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower or the Trustee or both, as the case may be, shall have acted or refrained from acting pursuant to this section 2.6(b) in reliance on an opinion of Independent Counsel. Any opinion of such Independent Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee or the Borrower hereunder in good faith and in accordance with such opinion of Independent Counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on either the Borrower or the Trustee to consult with Independent Counsel. Any obligation of the Borrower or the Trustee to make any payment, repayment or prepayment on the Promissory Note or to take or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower or the Trustee, or both, as the case may be, for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

                  Section 2.7 Security.

In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

                  (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, all assets pledged by the Borrower as collateral security for the Outstanding Indebtedness by the execution and delivery to the Lender of a Pledge Agreement in the form attached hereto as
         Exhibit 2; and

                  (ii) execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

                  (a) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or prepayment is made, an amount of Collateral determined pursuant to section Treasury Regulation ss. 54.4975-7(b)(8)(i).

                  Section 2.8       Registration of the Promissory Note.

                  (a) The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be effected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be canceled by the Lender and returned to the Borrower after such cancellation.

                  (b) Any new Promissory Note issued pursuant to section 2.8(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or exchanged so that there will not be any loss or gain of interest on the note surrendered. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and all other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.

           Article III Representations and Warranties of the Borrower

                  The Borrower hereby represents and warrants to the Lender as follows:

                  Section 3.1       Power, Authority, Consents.

                  The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and the Pledge Agreement, all of which have been duly authorized by all necessary and proper corporate or other action.

                  Section 3.2       Due Execution, Validity, Enforceability.

                  Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, have been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

                  Section 3.3       Properties, Priority of Liens.

                  The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

                  Section 3.4       No Defaults, Compliance with Laws.

                  The Borrower is not in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

                  Section 3.5       Marketable Title; Legality.

                  The Borrower has valid,  legal and marketable  title to all of the Shares and other assets pledged as collateral pursuant to the Pledge Agreement, free and clear of any liens, other than a pledge to the Lender of such assets pursuant to the Pledge Agreement. Neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provision of law or conflicts with or results in a breach of or creates (with or without the giving of notice or lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected. No consent of any federal, state or local governmental authority, agency or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery or performance of the Loan Documents and the transactions contemplated therein or in connection therewith, including, without limitation, with respect to the transfer of the Shares purchased with the proceeds of the Loan pursuant thereto.

         Article IV        Representations and Warranties of the Lender

                  The Lender hereby represents and warrants to the Borrower as follows:

                  Section 4.1       Power, Authority, Consents.

                  The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

                  Section 4.2       Due Execution, Validity, Enforceability.

                  This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender; and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

                  Section 4.3       ESOP; Contributions.

                  The ESOP and the Borrower have been duly created, organized and maintained by the Lender in compliance with all applicable laws, regulations and rulings. The ESOP qualifies as an "employee stock ownership plan" as defined in section 4975(e)(7) the Code. The ESOP provides that the Lender may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note and this Loan Agreement, and the Lender will make such contributions; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

                  Section 4.4       Compliance with Laws; Actions.

                  Neither the execution and delivery by the Lender of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the Lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality, or an event of default under any agreement, to which the Lender is a party or by which the Lender is bound or to which the Lender is subject, which violation or event of default would have a material adverse effect on the Lender. There is no action or proceeding pending or threatened against either of the ESOP or the Borrower before any court or administrative agency.

                           Article V Events of Default

                  Section 5.1       Events of Default under Loan Agreement.

                  Each of the following events shall constitute an "Event of Default" hereunder:

               (a) Failure to make any payment or mandatory prepayment of principal of the Promissory Note, or failure to make any payment of interest on the Promissory Note, within five (5) Business Days after the date when due, provided, however, that a default shall be deemed to have occurred only if and to the extent that the Borrower has received a contribution from the Lender to be used to make such payment or the Borrower has received dividends which it is permitted to apply to make such payment and the Borrower fails to apply such contribution or dividends to such payment.

                  Section 5.2       Lender's Rights upon Event of Default.

                  If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the Lender to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) "Eligible Collateral" (as defined in the Pledge Agreement); provided, however, that: (i) the value of the Borrower's assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default (without regard to amounts owing solely as a result of any acceleration of the Loan); (ii) the Borrower's assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan resulting from the failure of the Borrower to use dividend income received by it on Pledged Shares and employer contributions received by it for purposes of debt service to make loan payments when due; and
(iii) all rights of the Lender to the Collateral covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.

                       Article VI Miscellaneous Provisions

                  Section 6.1       Payments.

                  All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "PAID IN FULL" and return it to the Borrower.

                  Section 6.2       Survival.

                  All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

                  Section 6.3 Modifications, Consents and Waivers; Entire Agreement.

                  No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.4       Remedies Cumulative.

                  Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

                  Section 6.5       Further Assurances; Compliance with
                                    Covenants.

                  At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

                  Section 6.6       Notices.

                  Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or facsimile, addressed as follows:

                  (a)      If to the Borrower:
                           The Long Island Savings Bank FSB
                               Employee Stock Ownership Plan Trust
                           CG Trust Company
                           525 W. Monroe, Suite 1900
                           Chicago, Illinois     60601

         with copies to:

                           The Long Island Savings Bank FSB
                           Employee Stock Ownership Plan Trust
                           c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza
                           Lake Success, New York 11042
                           Attention:   General Counsel
                                        ---------------

                  (b)      If to the Lender:

                           Astoria Financial Corporation
                           One Astoria Federal Plaza

                           Lake Success, New York 11042
                           Attention:  General Counsel
                                       ---------------

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  Section 6.7       Counterparts.

         This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

                  Section 6.8       Construction; Governing Law.

                  The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement to an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York. It is intended that the transactions contemplated by this Loan Agreement constitute an "exempt loan" within the meaning of Treasury Regulation ss. 54.4975-7(b)(1)(iii) and Department of Labor Regulation ss. 2550.408b-3, and the provisions hereof shall be construed and enforced in such manner as shall be necessary to give effect to such intent.

                  Section 6.9       Severability.

                  Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement is independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.

                  Section 6.10      Binding Effect; No Assignment or Delegation.

                  This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

[This page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above written.

                                      THE LONG ISLAND SAVINGS BANK
                                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                      By  CG TRUST COMPANY,
                                          solely as Trustee and not in any other
                                          capacity

                                      By:
                                            ------------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                      ASTORIA FINANCIAL CORPORATION

                                      By:
                                            ------------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                                                       EXHIBIT 1

                                 PROMISSORY NOTE


$20,978,881.02                                            Lake Success, New York
                                                                 January 1, 2000


                  FOR VALUE RECEIVED, the undersigned, THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "Borrower"), acting by and through its Trustee, CG TRUST COMPANY (the "Trustee"), hereby promises to pay to the order of ASTORIA FINANCIAL CORPORATION (the "Lender") the sum of TWENTY MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND EIGHT HUNDRED EIGHTY-ONE DOLLARS AND TWO CENTS ($20,978,881.02) payable in annual installments, each of which shall be in the amount determined pursuant to sections 2.4 and 2.5(b) of the Amended and Restated Loan Agreement made and entered into as of January 1, 2000 by and between the Borrower and the Lender (the "Loan Agreement"), as of the last Business Day of December, 2000 and as of the last Business Day of each December thereafter, through and including the last business day of December 2029, at which date the entire principal amount then outstanding shall be due and payable. Principal payments may be deferred, in whole or in part, to the extent provided in the Loan Agreement.

                  This Promissory Note shall bear interest at the rate of six percent (6.00%) per annum set forth or established under the Loan Agreement from the date of the Loan Agreement, such interest to be payable at the time and in the manner set forth in the Loan Agreement commencing on the last Business Day of 2000 and thereafter on the last Business Day of each succeeding calendar year. Interest accrued shall cumulate until paid but shall not be compounded.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

                  Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at One Astoria Federal Plaza, Lake Success, New York 11042 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

                  Failure to make any payment of principal on this Promissory Note, or failure to make any payment of interest on this Promissory Note, not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with, but also subject to the limitations set forth in, the terms of the Loan Agreement.

                  This Promissory Note is subject, in all respects, to the terms and provisions of the Loan Agreement, which is incorporated herein by this reference, and is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.



                                 THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                 By:      CG Trust Company,
                                          solely as Trustee and not in any other
                                          capacity



                                 By:
                                          --------------------------------------


                                 Name:
                                          --------------------------------------


                                 Title:
                                          --------------------------------------

                                                                       EXHIBIT 2
                                PLEDGE AGREEMENT


                  This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 1st day of January, 2000, by and between THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN TRUST, acting by and through its Trustee, CG TRUST COMPANY, a banking corporation organized under the laws of the Illinois ("Pledgor"), and ASTORIA FINANCIAL CORPORATION ("Pledgee"), a corporation organized and existing under the laws of the State of Delaware.


                              W I T N E S S E T H :
                              --------------------


                  WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of An Amended and Restated Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

                  Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

                  (a) "Collateral" shall mean the Pledged Shares and the Pledged Assets and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares, Pledged Assets and rights.

                  (b) "Event of Default" shall mean an event so defined in the Loan Agreement.

                  (c) "Liabilities" shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

                  (d) "Pledged Assets" means all assets of the Borrower pledged, as of January 1, 2000, as collateral security for the Borrower's performance of its obligations under that certain Loan Agreement between the Borrower and the Lender dated April 14, 1994, excluding any Pledged Shares.

                  (e) "Pledged Shares" shall mean all the shares of common stock, par value $ .01 per share, of Astoria Financial Corporation issued in exchange for shares of common stock of Long Island Bancorp, Inc. pursuant to the acquisition of Long Island Bancorp, Inc. by Astoria Federal Corporation, which shares of common stock of Long Island Bancorp, Inc. were purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement dated April 14, 1994, but excluding any such shares previously released pursuant to section 4.

                  Section 2. Pledge. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon the Collateral.

                  Section 3.Representations and Warranties of the Pledgor. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

                  (a) to the actual knowledge of the Trustee, the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

                  (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

                  (c) to the actual knowledge of the Trustee, this Pledge Agreement is the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with its terms;

                  (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such financing statements, stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

                  (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

                  Section 4.        Eligible Collateral.

                  (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan Agreement) or such lesser amount of Collateral as may be required pursuant to section 12 of this Pledge Agreement.

                  (b) The Collateral shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulation ss. 54.4975-7(b)(8)(i), as the same may be from time to time amended or supplemented.
In the event of a termination of the ESOP or the occurrence of a Change in Control after December 31, 2009, all Pledged Shares shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any Liabilities. In the event of a Change in Control prior to January 1, 2010, all Pledged Shares in excess of the number determined under the following table shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any
Liabilities:



           YEAR OF       PLEDGED      YEAR OF      PLEDGED
            CHANGE        SHARES       CHANGE      SHARES
              IN                         IN
           CONTROL                    CONTROL
            2001        1,708,900       2006      1,611,725
            2002        1,689,463       2007      1,592,288
            2003        1,670,026       2008      1,572,851
            2004        1,650,589       2009      1,553,414
            2005        1,591,152

To the extent that the Collateral consists of assets other than or in addition to Pledged Shares, the provisions of such Regulations shall be applied separately to each class of security or each class or other type of asset included in the Collateral. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Collateral.

                  Section 5.        Delivery; Further Assurances.

                  (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement an assignment by the Pledgor of all the Pledgor's rights to and interest in the Collateral.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the

Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral.

                  (c) For so long as this Pledge Agreement shall be in effect, the Pledgor shall take such other actions and execute and deliver such other documents as the Pledgee may reasonably request in order to secure for the Pledgee's benefit a perfected first priority lien and security interest in any or all of the Collateral under the New York Uniform Commercial Code; provided, however, that the Pledgee shall not be required to take any action or execute or deliver any document pursuant to this section 5(c) to the extent that it determines, in reliance on an opinion of legal counsel, that the taking of such action or the execution or delivery of such document would result in a prohibited transaction under section 4975 of the Code or section 406 of ERISA, impair the status of the ESOP as a tax-qualified plan under section 401(a) of the Code or an employee stock ownership plan under section 4975 of the Code, impair the tax-exempt status of the Borrower under section 501(a) of the Code or violate any other requirement of ERISA applicable to the ESOP.

                  Section 6.        Events of Default.

                  (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

                  (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

                  Section 7. Payment in Full. Upon the payment in full of all outstanding Liabili ties, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

                  Section 8. No Waiver. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

                  Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

                  Section 10. Governing Law. This Loan Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York.

                  Section 11. Notices. All notices, requests, instructions or documents hereunder shall be in writing and delivered by hand or commercial messenger service or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, or by telex or facsimile, addressed as follows:

                  (a)      If to the Pledgee:

                          Astoria Financial Corporation
                          One Astoria Federal Plaza
                          Lake Success, New York 11042
                          Attention: General Counsel
                                     ---------------

                  (b)      If to the Pledgor:

                        The Long Island Savings Bank FSB
                          Employee Stock Ownership Plan Trust
                        CG Trust Company
                        525 W. Monroe, Suite 1900
                        Chicago, Illinois     60601


                           with copies to:

                        The Long Island Savings Bank FSB
                          Employee Stock Ownership Plan Trust
                        c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza
                        Lake Success, New York  11042
                        Attention:       General Counsel
                                         ---------------


Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  Section 13. Construction. All provisions hereof shall be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the loan made pursuant to the Loan Agreement as an exempt loan under Treasury Regulation ss. 54.4975-7(b) and as described in Department of Labor Regulation ss. 2550.408b-3.



                  IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                 THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE
                                 STOCK OWNERSHIP PLAN TRUST

                                 By       CG TRUST COMPANY
                                          solely as Trustee and not in any other
                                          capacity


                                 By:
                                          --------------------------------------

                                 Name:
                                          --------------------------------------

                                 Title:
                                          --------------------------------------



                                 ASTORIA FINANCIAL CORPORATION


                                 By:
                                          --------------------------------------

                                 Name:
                                          --------------------------------------

                                 Title:
                                          --------------------------------------